SUPPLEMENT DATED DECEMBER 15, 2022

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2022

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2022 for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Managed Bond Portfolio – In the Management subsection, information regarding Scott A. Mather is deleted and replaced with the following in the “Portfolio Manager and Primary Title with Sub-Adviser/Experience with Fund” table:

Mike Cudzil, Managing Director and Portfolio Manager	Since 2022

Emerging Markets Debt Portfolio – In the Management subsection, information regarding Arthur Duchon-Doris, CFA is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser/Experience with Fund” table.

Disclosure Changes to the About Management section

In the Exemptive Order subsection, the subsection is renamed SEC Exemptive Orders and the last sentence is deleted and replaced with the following:

Under a separate exemptive order from the SEC, the Board of Trustees can approve new sub-advisory agreements and material amendments to existing sub-advisory agreements for the Trust without convening in person under certain circumstances.

In the table for Pacific Investment Management Company, LLC, information regarding Scott A. Mather is deleted and the following information is added to the section for the Managed Bond Portfolio:

Mike Cudzil	Managing Director of PIMCO since 2017 and Portfolio Manager of PIMCO since 2012. He began his investment career in 1996 and holds a BS from the University of Pennsylvania.

In the table for Principal Global Investors, LLC, information regarding Arthur Duchon-Doris, CFA is removed from the section for the Emerging Markets Debt Portfolio.

SUPPLEMENT DATED DECEMBER 15, 2022

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2022

FOR CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2022 for Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the About Management section

In the SEC Exemptive Order subsection, the subsection is renamed SEC Exemptive Orders and the last sentence is deleted and replaced with the following:

Under a separate exemptive order from the SEC, the Board of Trustees can approve new sub-advisory agreements and material amendments to existing sub-advisory agreements for the Trust without convening in person under certain circumstances.

SUPPLEMENT DATED DECEMBER 15, 2022

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2022 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the SEC Exemptive Order section, the subsection is renamed SEC Exemptive Orders and is deleted and replaced with the following:

Under an exemptive order from the SEC, PLFA and the Trust can enter into and materially amend agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval (the “Manager of Managers Order”). Prior to, or within 90 days of the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an “information statement” about the sub-adviser. In 2016, the Trust’s shareholders approved PLFA and the Trust to apply for an expanded order from the SEC to (i) permit changing and materially amending agreements with affiliated sub-advisers (in addition to unaffiliated sub-advisers) without shareholder approval, (ii) provide access to an information statement on the Trust’s web site rather than mailing it to shareholders, (iii) permit flexibility regarding the method of providing notice of an information statement, and (iv) amend the content of the information included in an information statement. PLFA and the Trust have applied for such an expanded order. If such expanded order is granted by the SEC, subject to the conditions of any such order the Trust plans to (i) post only (rather than mail) information statements regarding a new sub-adviser on the Trust’s web site within 90 days following the effective date of a new sub-advisory agreement, (ii) utilize streamlined methods to notify shareholders of the posting of an information statement (such as including notice in a supplement or other document provided to shareholders), and (iii) amend the content of an information statement to remove information that is or will be posted elsewhere on the Trust’s web site or that is determined by the Adviser and the Trust to be not relevant.

Under a separate exemptive order from the SEC, the Board of Trustees can approve new sub-advisory agreements and material amendments to existing sub-advisory agreements for the Trust without convening in person, in accordance with all of the terms of the existing Manager of Managers Order by any means of communication that allows participating Board members to hear each other simultaneously during the meeting (i.e., by telephonic conference call, by video conference etc.) rather than holding an in-person meeting.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, under PIMCO’s portion of the table, all information regarding Scott A. Mather is deleted and the following is added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
PIMCO
Mike Cudzil[3]
Registered Investment Companies	21	$21,033,124,267	None	N/A
Other Pooled Investment Vehicles	12	$8,675,768,236	2	$ 6,860,326,797
Other Accounts	66	$25,507,565,221	6	$ 981,130,317

3 Other Accounts Managed information as of October 31, 2022.

Also in the Other Accounts Managed section, under PGI’s portion of the table, all information regarding Arthur Duchon-Doris is deleted.